Exhibit 10.1

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

PLAYBOY ENTERTAINMENT GROUP, INC.

March 31, 2008

Melinda C. Witmer,
Executive Vice President and
 Chief Programming Officer
Time Warner Cable LLC
290 Harbor Drive
Stamford, CT 06902

Re:
First Amendment to the Affiliation Agreement by and between Playboy Entertainment Group, Inc.; Spice Entertainment, Inc.; and Spice Hot Entertainment, Inc. (collectively “Playboy”) and Time Warner Cable Inc. dated as of July 8, 2004 (the “Affiliation Agreement”)

Dear Melinda:

This letter agreement, when duly executed by Time Warner Cable LLC (as a successor to Time Warner Cable Inc.) (“TWC”) and Playboy below, shall constitute TWC’s and Playboy’s first amendment to the Affiliation Agreement, and, except as set forth in Paragraphs 13 and 14 below, shall be effective as of the date indicated above (the “Amendment Date”).  Terms that are capitalized but not defined herein shall have the meanings ascribed to them in the Affiliation Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Playboy and TWC hereby agreed to amend the Affiliation Agreement as follows:

1.	The following definitions are added to Section 1(a) of the Affiliation Agreement:

“Multiplex” means the packaging of Pay Per View Purchases as a single offering, such that for a single payment a purchasing Subscriber is permitted to view one or more “Multiplex Services” (as defined below), together with other adult channels as determined by Affiliate, all for a single payment for a period not to exceed twenty four (24) hours.

2706 MEDIA CENTER DRIVE, LOS ANGELES, CALIFORNIA  90065 323.276.4075 / FAX 323.276.4502

“Multiplex Services” means the Playboy TV Service and/or the Spice Services actually distributed by Affiliate.

“Offering Percentage” means the percentage, derived on a monthly basis based on reports provided by Affiliate, calculated by dividing: (a) the number of Affiliate’s Subscribers that have the Playboy TV SVOD Service available to them from a Time Warner Cable System; by (b) the total number of Affiliate’s Subscribers in Time Warner Cable Systems that offer SVOD.

“Qualifying Benchmark” means the status whereby:

(1)       Either:
(a) Affiliate’s Offering Percentage is ***** for a given calendar month *****.  Notwithstanding the foregoing, if for any month during the Term the Offering Percentage is less than ***** will be deemed satisfied for the ***** if, at the end of such ***** period, the Offering Percentage has increased to *****; or

(b) the Playboy TV SVOD Service is made available by Affiliate for purchase by Subscribers in Systems managed by Affiliate’s *****.  If during the Term, (i) solely as the direct result of a divestiture of all or part of Time Warner Cable Systems in the ***** divisions that are Time Warner Cable Systems as of the date hereof, the total Subscribers in Time Warner Cable Systems in the *****, and; (ii) the number of total Subscribers in Time Warner Cable Systems in the ***** beginning as of the first day of any calendar month during the Term following the effective date of such divestiture then Affiliate shall no longer be deemed to have satisfied the NY/NJ/LA Requirement;

and

(2)      Spice-branded VOD Services are made available to a ***** of those Subscribers that receive Video-On-Demand services from a Time Warner Cable System (as determined based on reports provided by Affiliate) ***** at any point during the Term, including without limitation the Amendment Date.  The parties acknowledge and agree that on the Amendment Date, Affiliate has satisfied the ***** (and acknowledge and agree that Affiliate makes the Spice-branded VOD Services available in the systems described on Schedule A hereto) and that *****.

Notwithstanding anything to the contrary, Affiliate shall be deemed to have satisfied the Qualifying Benchmark for the period ***** and continuing for ***** thereafter.

2.	Subsection 4(b) of the Affiliation Agreement, “Playboy TV SVOD Service Description”, is amended by the replacement of the third sentence of such subsection with the following sentences:

The Playboy TV SVOD Service shall consist of a minimum of fifty (50) hours of VOD Programs each month.  In the event Playboy makes any other or any additional, larger SVOD package offerings available to any distributor, TWC will have the right but not the obligation to make such offerings available to Subscribers under the same terms applicable to the Playboy TV SVOD Service.  Notwithstanding the foregoing, the Playboy SVOD Service shall not include full-length movie assets (currently known as “Playboy Director’s Cut”) that are featured as part of the Spice Services.

3.	Subsection 4(f) of the Affiliation Agreement, “VOD Package Service(s)”, is amended by inserting the following after the last sentence of Subsection 4(f):

Within ninety (90) days following the execution of the First Amendment, Network will offer the following VOD Package Services:

(i)  Too Hot for TV VOD Package Service.  Subject to the terms of this Section 4(f), Playboy will make available to Affiliate a VOD Package Service entitled “Too Hot for TV” consisting of fourteen (14) hours of Programs (the VOD Package Service referred to herein as the “Too Hot for TV VOD Package Service”). The Programs in the Too Hot for TV VOD Package Service shall be professionally-produced adult full-length programs selected by Playboy, edited to comply with the TVMA rating, and shall focus on real people in unusual or novel sexually oriented situations with the level of depicted explicitness being the same as (or less explicit than) programming shown on premium channels such as HBO, Showtime and Cinemax. The depiction of sex in these episodes may be real or simulated.

(ii)  Gay Targeted VOD Package Service.  Subject to the terms of this Section 4(f), Playboy will make available to Affiliate a VOD Package Service consisting of twenty (20) hours of Programs (the VOD Package Service referred to herein as the “Gay Targeted VOD Package Service”). The Programs in the Gay Targeted VOD Package Service shall be professionally-produced adult programs selected by Playboy, targeted to the male gay community, edited to a standard no more explicit than the Partially Edited Standards.  Each Program in the Gay targeted VOD Package Service: (v) shall depict homosexual situations and nudity among consenting adults; (w) may depict erect genitalia, male on male fellatio and simulated or implied sexual intercourse; (x) shall not depict actual anal penetration, licking or anal sexual play of any kind; (y) shall not depict male ejaculation, sexual violence or excessive nonsexual violence, incest, sadism, sadomasochism, forced bondage in scenes containing sexual activity or forced bondage carrying sexual innuendo or sexual connotations, illegal or irresponsible drug usage, minors or scenes with adults being depicted as minors; and (z) shall not include racist or sexist language.

(iii)  International VOD Service.  Subject to the terms of this Section 4(f), Playboy will make available to Affiliate a VOD Package Service consisting of twenty (20) hours of Programs (currently referred to as “Caliente”). The Programs in the
International VOD Package Service shall be professionally-produced internationally produced adult programs featuring foreign men and women in the language and locations of each country, the languages being other than English (and at any particular time, not more than ten (10) hours of Programs in such package shall be in a Hispanic language), edited to be no more explicit than the Partial Edited Standards.

4.	Subsection 4(j) of the Affiliation Agreement, “Services Provided in Entirety”, is amended by the deletion of the word “national” in the penultimate sentence in the subsection.

5.
Subsection 4(k) of the Affiliation Agreement, “High Definition Programming”, is amended by the deletion of all but the first sentence of the Subsection, and inserting the following prior to the first sentence: “Network represents and warrants that no distributor has, or will have at any time during the Term after October 1, 2007, the exclusive rights to distribute HD Programs.”

6.	A new Subsection 4(n) is added to the Affiliation Agreement by inserting the following:

(n)  Multiplex Offering.  Affiliate may include Playboy TV Service and/or any Spice Service distributed by Affiliate in a Multiplex.

7.	Paragraph 8 of the Affiliation Agreement, “Fees”, is amended by adding before Subsection 8(a) the following:

Service Fees. For each calendar month of the Term, Affiliate shall pay to Network, in consideration of the licenses granted herein, the applicable fees for each Service carried by each System during such calendar month, calculated in accordance with the provisions set forth below (for each Service, the “Fee”). With respect to any particular calendar month during which Affiliate has satisfied the Qualifying Benchmark, the applicable Fees are those set forth in Subsection 8(a) below. With respect to any particular calendar month during which Affiliate has not satisfied the Qualifying Benchmark, the applicable Fees are those set out in Subsection 8(b) through Subsection 8(g) and Subsection 8(i) below.

8.	Subsection 8(a) of the Affiliation Agreement, “Service Fees”, is deleted in its entirety and replaced with the following:

(a) Qualifying Benchmark Rates.  If, for a particular calendar month, Affiliate has satisfied the Qualifying Benchmark, then the Fees set forth in Subsections 8(a)(1) – 8(a)(11) shall be applicable for the respective Services.

(1) For Systems carrying the Playboy TV Service for Pay Per View Purchase, the monthly Fee for Pay Per View Purchases of the Playboy TV Service shall equal the greater of (x) ***** or (y) *****;

(2) For Systems carrying the Playboy TV Service as a Subscription Purchase (without making the Playboy TV SVOD Service available to Subscribers in such System), the monthly Fee for Playboy TV Service Subscription Purchases shall equal the greater of (x) ***** or (y) *****;

(3) For Systems carrying the Playboy TV Service as a Subscription Purchase (with Playboy TV SVOD Service included as part of a Playboy TV Service Subscription Purchase at no additional cost), the monthly Fee for the Playboy TV Service Subscription Purchase and Playboy TV SVOD Services shall equal the greater of (x) ***** or (y) *****;

(4) For Systems offering the Playboy TV SVOD Service to its Subscribers for an additional access fee, the monthly Fee for the Playboy TV SVOD Service Subscription Purchase shall equal *****;

(5) For Systems carrying the Spice Services for Pay Per View Purchase, the monthly Fee for Pay Per View Purchases of the Spice Services shall equal the greater of (x) ***** or (y) *****;

(6) For Systems carrying any VOD Package Service (including any VOD Package Service carrying HD Programs), the monthly Fee for the VOD Purchases of VOD Programs (except the VOD Purchase of VOD Programs from the Too Hot for TV VOD Package Service) shall equal the greater of (x) *****or (y) *****;

(7) For Systems carrying the Playboy TV En Español Service for Pay Per View Purchase, the monthly Fee for Pay Per View Purchases of the Playboy TV En Español Service shall equal the greater of (x) ***** or (y) *****;

(8) For Systems carrying the Playboy TV En Español Service as a Subscription Purchase (without making the Playboy TV En Español SVOD Services available to Subscribers in such System), the monthly Fee for Playboy TV En Español Service Subscription Purchases shall equal the greater of (x) ***** or (y) *****;

(9) For Systems carrying the Playboy TV En Español Service as a Subscription Service (with Playboy TV En Español SVOD Services included as part of their Playboy TV En Español Subscription Purchase at no additional cost), the monthly Fee for the Playboy TV En Español Service and Playboy TV En Español SVOD Services shall equal the greater of (x) ***** or (y) *****;

(10) For Systems offering Playboy TV En Español SVOD Service to its Subscribers for an additional access fee, the monthly Fee for the Playboy TV En Español SVOD Service shall equal *****;

(11)  In the event that Affiliate offers a Multiplex, Network will be entitled to a percentage of the gross receipts with respect to such Multiplex carriage as set forth below.  In each month that Affiliate offers a Multiplex including the Multiplex Services, or a Multiplex including any combination of such Multiplex Services, with or without other third party adult programming services, the corresponding fee payable to Network for such Multiplex carriage shall be determined by use of the following formula(s):

*****

Plus

*****

For any period in which Affiliate does not meet the Qualifying Benchmark, the fee owed for distribution of any Multiplex Service in a Multiplex shall be computed as set forth in this Subsection 8(a)(11), provided that the percentage set forth in the computation shall be increased to match the rate paid by Affiliate to Network for distribution of the Playboy TV Service and Spice Services on a PPV basis as set forth below.

9.
Subsection 8(i) of the Affiliation Agreement, “VOD Package Service(s) Charge”, is amended by deleting the words “For each System carrying the VOD Package Service(s) hereunder, the Fee for the” and inserting before the first line the following:

For Systems carrying the Too Hot for TV VOD Package Service, the monthly Fee for the VOD Purchases of Too Hot for TV VOD Programs shall equal the greater of (x) ***** or (y) *****.  For each System carrying any other VOD Package Services, in the event Affiliate is not satisfying the Qualifying Benchmark, the Fee for such”

10.	The following shall be added as a new Subsection 10(d)(i) to the Affiliation Agreement:

Network acknowledges that during the Term of the Affiliation Agreement and prior to the Amendment Date, Affiliate incurred ***** in marketing expenses for the promotion of the Playboy TV Service in the ***** which Affiliate did not deduct from Fees due as Affiliate was entitled to pursuant to Section 10(d) of the Affiliation Agreement, *****.  Accordingly, Network agrees that Affiliate may deduct these fees from fees owed by Affiliate to Network with respect to distribution of the Services on the *****, and Network waives any claims or rights associated with documentation requirements associated with such payment.  Network and Affiliate further agree that all requirements set forth in the third full sentence of Subsection 10(d) have been satisfied or are deemed satisfied, and Network hereby waives any claims or rights associated with such documentation requirements.

11.
Effective on the Amendment Date, Subsection 10(d) of the Affiliation Agreement, “Marketing Allowance” shall be deleted in its entirety and the following shall be inserted as a new Subsection 10(d) of the Affiliation Agreement:

Network shall provide marketing support to Affiliate in an annual amount of ***** of the Term (the “Marketing Fund”), which amount shall accrue to Affiliate ***** in equal amounts of *****.  The Marketing Fund shall be used by Affiliate in collaboration with Playboy, subject to the provisions of Section 10(a) of the Affiliation Agreement, to fund the creation and implementation of subscriber acquisition, retention and/or upgrade marketing campaigns and marketing efforts and campaigns (“Marketing Campaigns”), which may include, without limitation, outdoor/billboard media, direct mail, print advertising, radio advertising commercial spots, and/or other media advertising, in Affiliate’s sole discretion.  *****  Network shall reimburse expenditures for Marketing Campaigns up to level of the then-current accrued Marketing Fund promptly but in no event later than ***** after Affiliate provides notice by e-mail to ***** (or an alternative email address specified by Network by written notice to Affiliate)

of such expenditure.  In the case of Multiple Network Promotions, Network shall only be responsible to fund ***** of such Multiple Network Promotion.  Notwithstanding the foregoing, Network shall pay the *****.

12.	Section 2 of the Affiliation Agreement, “Rights”, is amended to add a new Subsection (d) as follows:

(d) Other Rights. Network grants to Affiliate the limited, non-exclusive, non-transferable, non-assignable, non-sublicenseable right to distribute and make available solely to current Subscription Purchasers the Playboy TV Service and the Playboy TV SVOD Service *****.  Affiliate shall use reasonable efforts to terminate any unauthorized access to the Playboy TV Service and/or the Playboy TV SVOD Service, as applicable, resulting from Affiliate’s exploitation of its rights under this Section 2(d). In the event Network discovers any such unauthorized access, Network shall provide Affiliate with written notice thereof.  Affiliate shall use reasonable efforts with respect to the security of the Services to the extent made accessible by Affiliate *****, including, but not limited to, by utilizing appropriate generally accepted techniques intended to prevent the material unauthorized access, copying and distribution of the Playboy TV Service and/or the Playboy TV SVOD Service or any portion thereof.  Any incremental fee charged for providing these Services ***** under this subsection shall be considered revenue for Subscription Purchases of the Playboy TV Service.

13.
Effective upon the earlier of: (i) termination of carriage of Spice and Spice 2 in Affiliate’s Cincinnati, Ohio division; or (ii) seventy-five (75) days following the Amendment Date, the definition of “Spice Services” in Section 1(a) of the Affiliation Agreement is amended to delete after the words “known as” the phrase ‘“Spice,” “Spice 2,”’.

14.
Effective upon the earlier (i) termination of carriage of Spice and Spice 2 in Affiliate’s Cincinnati, Ohio division; or (ii) seventy-five (75) days following the Amendment Date, Subsections 4(e)(i) & (ii) of the Affiliation Agreement are deleted in their entirety and replaced with the phrase “This subsection intentionally left blank.”

15.
Affiliate acknowledges that Network will cease distributing the Spice and Spice 2 Services seventy-five (75) days following the Amendment Date and agrees that Network will have no obligation to provide such Services in the future.  Within ***** from the Amendment Date, Network shall pay to Affiliate *****.  Affiliate shall ***** in the Operating Area of ***** to promote any or all of Network’s Services and/or any tier or level of service upon which any of Network’s Services are carried.

16.
For a period of ***** from the last date that Network ceases to distribute either the ***** (or earlier, if agreed to by Affiliate’s *****, Network shall, at its expense, at any particular time pitch twice to the ***** the VOD Packages available to the ***** as of the Amendment Date.

Except as expressly set forth herein, all other terms and conditions of the Affiliation Agreement remain in full force and effect.

Your signature below indicates your understanding and agreement with the above terms and conditions.

Sincerely,

PLAYBOY ENTERTAINMENT GROUP, INC.

By:	/s/ Bob Meyers
Name:	Bob Meyers
Title:	Executive Vice President and President

SPICE ENTERTAINMENT, INC.
By:	/s/ Bob Meyers
Name:	Bob Meyers
Title:	Executive Vice President and President

SPICE HOT ENTERTAINMENT, INC.
By:	/s/ Bob Meyers
Name:	Bob Meyers
Title:	Executive Vice President and President

AGREED AND ACCEPTED:
TIME WARNER CABLE LLC

BY:	/s/ Melinda C. Witmer
NAME:	Melinda C. Witmer
TITLE:	Executive Vice President
and Chief Programming Officer

EXHIBIT A

Market/VOD Catcher Location	Division	Spice XX	Spice X
Albany	Albany	X
Appleton/Greenbay	Appleton/Greenbay	X
Austin	Austin	X
Indianapolis	BHN	X
Birmingham	BHN	X
Detroit	BHN	X
Central Florida	BHN	X
Central Florida	BHN	X
Tampa	BHN	X
Bakersfield	BHN	X
Tampa	BHN	X
Binghamton	Binghamton	X
Buffalo	Buffalo	X
Gastonia	Charlotte	X
Charlotte	Charlotte	X
Cincinnati	Cincinnati		X
Dayton	Cincinnati	X
Wilmington	Eastern Carolina
Greensboro	Greensboro	X
Hawaii	Hawaii	X
Kansas City	Kansas City	X
LA	LA	X
LA	LA	X
LA	LA	X
LA	LA	X
Portland	Maine	X
Augusta	Maine	X
Columbus	Mid-Ohio	X
Chillicothe	Mid-Ohio	X
Newark	Mid-Ohio	X
Milwaukee	Milwaukee	X
Dothan	National	X
Denver	National	X
Terre Haute	National	X
Clarksburg	National	X
Richmond	National	X
Ft. Benning	National	X
Terre Haute	National	X
Clarksburg	National	X
Lincoln	Nebraska	X
Dallas	North Texas	X
Canton	Northeast Ohio	X
Elyria	Northeast Ohio	X
Cleveland	Northeast Ohio	X
Liberty/Hudson Valley	NYC	X
Staten Island	NYC	X
Brooklyn/Queens	NYC	X
Manhattan	NYC	X
Raleigh	Raleigh	X
Rochester	Rochester	X
San Antonio	San Antonio	X
San Diego	San Diego	X
South Carolina	South Carolina	X
El Paso	Southwest	X
Nederland	Southwest	X
Wichita Falls	Southwest	X
LeFeria	Southwest	X

Laredo	Southwest	X
Corpus Christi	Southwest	X
Syracuse	Syracuse	X
Waco	Waco	X